UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Jun. 30, 2017	Dec. 31, 2016	Jun. 30, 2016	Dec. 31, 2015
Stockholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized (in shares)	150,000,000	150,000,000
Share capital, shares issued (in shares)	101,504,575	101,504,575
Share capital, shares outstanding (in shares)	101,504,575	101,504,575	93,504,575	93,468,000